UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 15, 2008 (February 1, 2008)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01		23-2215075
(Commission File Number)		(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA		19512
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2– Financial Information

Item 2.01 – Completion of Acquisition or Disposition of Assets

As previously reported on its Current Report on Form 8-K dated February 1, 2008, National Penn Bancshares, Inc. (“National Penn”) acquired KNBT Bancorp, Inc. (“KNBT”) on  February 1, 2008. National Penn previously (a) filed (incorporated by reference) the financial statements required pursuant to Rule 3-05 of Regulation S-X, and (b) filed the pro forma financial information for the year ended December 31, 2006 and nine months ended September 30, 2007 required pursuant to Article 11 of Regulation S-X, in National Penn’s Registration Statement on Form S-4 (File No. 333-146617) (“the Registration Statement”), which became effective on  November 5, 2007.  Although the financial statement and pro forma financial information requirements were previously satisfied by the information provided in the Registration Statement, this Amendment No. 1 to Form 8-K is being filed to provide the following updated information:  (a) the audited consolidated financial statements of KNBT for the year ended December 31, 2007; and (b) pro forma financial information for National Penn for the year ended December 31, 2007.

Section 8 – Other Events

Item 8.01 – Other Events

National Penn is also providing management’s discussion and analysis of financial condition and results of operations for the KNBT consolidated financial statements for the year ended December 31, 2007, which is filed as Exhibit 99.3 to this Amendment No. 1 to Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(a) Financial Statements of businesses acquired

The consolidated balance sheets of KNBT as of December 31, 2007 and 2006, and the related consolidated statements of operations, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2007, with independent registered public accountants’ report thereon, are filed as Exhibit 99.2 to this Amendment No. 1 to Form 8-K.

(b) Pro forma financial information

The unaudited pro forma condensed combined balance sheet as of December 31, 2007 and unaudited pro forma condensed combined statement of operations of National Penn for the year ended December 31, 2007 are filed as Exhibit 99.1 to this Amendment No. 1 to Form 8-K.

Exhibit Number                                                       Description

23.1	Consent of Grant Thornton LLP, Independent Registered Public Accountants.
99.1
Unaudited pro forma condensed combined balance sheet as of  December 31, 2007 and unaudited pro forma condensed combined statement of operations of National Penn Bancshares Inc. for the year ended December 31, 2007.

99.2
Consolidated balance sheets of KNBT Bancorp, Inc. as of December 31, 2007 and 2006, and the related consolidated statements of operations, shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2007, with independent registered public accountants’ report thereon.

99.3	Management’s discussion and analysis of financial condition and results of operations for KNBT Bancorp, Inc. for the year ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	April 15, 2008	By:	/s/ Glenn E. Moyer
			Name:	Glenn E. Moyer
			Title:	President and CEO

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Grant Thornton LLP, Independent Registered Public Accountants.
99.1
Unaudited pro forma condensed combined balance sheet as of December 31, 2007 and unaudited pro forma condensed combined statement of operations of National Penn Bancshares Inc. for the year ended December 31, 2007.

99.2
Consolidated balance sheets of KNBT Bancorp, Inc. as of December 31, 2007 and 2006, and the related consolidated statements of operations, shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2007, with independent registered public accountants’ report thereon.

99.3	Management’s discussion and analysis of financial condition and results of operations for KNBT Bancorp, Inc. for the year ended December 31, 2007.